Amounts Included in Accumulated Other Comprehensive income (Loss) as Pension Liability Adjustments, Japanese Plans (Detail) (Japanese plans) In Thousands	Mar. 31, 2011 USD ($)	Mar. 31, 2011 JPY (¥)	Mar. 31, 2010 JPY (¥)
Defined Benefit Plan Disclosure [Line Items]
Actuarial gain	$ (34,636)	¥ (2,880,000)	¥ (2,732,000)
Prior service credit	13,770	1,145,000	439,000
Pension liability adjustments, pre-tax	$ (20,866)	¥ (1,735,000)	¥ (2,293,000)